SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 26, 2004
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                              GILMAN + CIOCIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        000-22996                                         11-2587324
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(Commission File Number)                    (IRS Employer Identification Number)

                11 Raymond Avenue, Poughkeepsie, New York, 12603
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (845)486-0900
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ITEM 5. OTHER EVENTS.

      Gilman + Ciocia, Inc. ("the Company") is the borrower under a revolving credit note dated December 27, 2001 in the original principal amount of $2,000,000, and under a term note dated December 27, 2001 in the original principal amount of $5,000,000, with Wachovia Bank, National Association, formerly known as First Union Bank ("Wachovia"). The revolving credit note and the term loan note are together referred to as the "Loan".

      The Company and Wachovia entered into a forbearance agreement dated as of November 27, 2002 (the "Forbearance Agreement"), whereby Wachovia agreed to forbear from acting on certain defaults of financial covenants by the Company under the Loan. The Forbearance Agreement was amended by an Amendment to Forbearance Agreement dated June 18, 2003 ("Amendment No. 1").

      On March 26, 2004, the parties executed Amendment No. 2 to Forbearance Agreement dated as of March 4, 2004 ("Amendment No. 2") with the following salient provisions:

      1. The Company requested and Wachovia agreed to further forbear from enforcing its rights under the Loan and to further extend the time of payment for the Loan to July 1, 2005 (the "Extended Maturity Date").

      2.    The provision in Amendment No. 1 requiring the Company to make four
            (4) principal payments to Wachovia of $250,000.00 on March 10, 2004, April 10, 2004, May 10, 2004 and June 10, 2004 was deleted.

      3. The Company agreed to make principal payments to Wachovia on the revolving credit note portion of the Loan in the amount of $31,250.00 on the 10th day of each month commencing on March 10, 2004 until the Extended Maturity Date.

      4. The Loan bears interest at the Libor Market Index Rate plus the Applicable Margin. The Applicable Margin was increased to 4.00%.

      5. The Company's monthly reporting requirements to Wachovia were eliminated. Instead, the Company agreed to deliver to Wachovia: (i) within 45 days of the end of the Company's fiscal year end, a budget showing annual totals of revenue and expenses broken down by category on a monthly basis; and (ii) the monthly Focus Reports of Prime Capital Services, Inc. within five days of their submission to the NASD.

      6. The Company agreed to deliver to Wachovia a Litigation Report no later than the 30th calendar day after each quarter.

      7. The Company agreed to deliver to Wachovia the Company's Form 10K Report not later than the earlier of the date it is required to be filed with the SEC, or 90 days after the end of the Company's fiscal year.

      8. The Company agreed to deliver to Wachovia the Company's Form 10Q Reports not later than the earlier of the date they are required to be filed with the SEC, or 45 days after the end of each fiscal quarter.

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ITEM 7. EXHIBITS

99.1 Amendment No.2 to Forbearance Agreement dated as of March 4, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GILMAN + CIOCIA, INC.


                                         By: /s/ Michael P. Ryan
                                             -----------------------------------
                                         Name:  Michael P. Ryan
                                         Title: Chief Executive Officer
Dated: March 30, 2004